EXHIBIT 99(1)

HESS CORPORATION

HESS REPORTS ESTIMATED RESULTS FOR THE SECOND QUARTER OF 2016

Second Quarter Highlights:

•	Net loss was $392 million, or $1.29 per common share, compared with a net loss of $567 million, or $1.99 per common share, in the prior-year quarter

•	Adjusted net loss was $335 million, or $1.10 per common share, compared to an adjusted net loss of $147 million, or $0.52 per common share, in the second quarter of last year

•	E&P capital and exploratory expenditures were $485 million, down 52 percent from $1,006 million in the prior-year quarter

•	Oil and gas production was 313,000 barrels of oil equivalent per day (boepd); Bakken net production was 106,000 boepd

•	Liza-2 well in the Stabroek block, offshore Guyana (Hess 30 percent) was successfully completed; confirms a world-class oil discovery with estimated gross recoverable resource for the Liza discovery of between 800 million and 1.4 billion barrels of oil equivalent

•	Skipjack exploration well, offshore Guyana, which is a separate prospect 25 miles northwest of the Liza discovery, commenced drilling in July

•	Cash and cash equivalents were $3.1 billion at June 30, 2016; debt to capitalization ratio, excluding Bakken Midstream, was 23.5 percent

2016 Revised Full Year Guidance:

•	E&P capital and exploratory expenditures are projected to be $2.1 billion

•	Net production is forecast to be in the range of 315,000 to 325,000 boepd, excluding Libya

NEW YORK, July 27, 2016 — Hess Corporation (NYSE: HES) today reported a net loss of $392 million, or $1.29 per common share, in the second quarter of 2016 compared with a net loss of $567 million, or $1.99 per common share, in the second quarter of 2015. On an adjusted basis, the Corporation reported a net loss of $335 million, or $1.10 per common share, in the second quarter of

2016 compared with an adjusted net loss of $147 million, or $0.52 per common share, in the prior-year quarter. Lower production and realized selling prices reduced second quarter 2016 after-tax results by approximately $365 million compared to the second quarter of 2015. Operating costs, general and administrative expenses, and depreciation, depletion and amortization expense decreased compared with the prior-year quarter due to lower production and ongoing cost reduction efforts.

“We remain confident in our ability to manage through the current environment and deliver strong production and cash flow growth as oil prices recover,” Chief Executive Officer John Hess said. “During the quarter, we continued to pursue further cost reductions and now project our full-year 2016 E&P capital and exploratory expenditures to be about 48 percent below 2015 levels.

“Our resilient portfolio provides an attractive mix of growth options including an unparalleled position in the Bakken, two significant offshore developments that will come online in 2017 and 2018, and the recent world-class oil discovery in Guyana.”

After-tax income (loss) by major operating activity was as follows:

	Three Months Ended		Six Months Ended
	June 30,		June 30,
	(unaudited)		(unaudited)
	2016	2015	2016	2015
	(In millions, except per share amounts)
Net Income (Loss) Attributable to Hess Corporation
Exploration and Production	$(328)	$(502)	$(779)	$(816)
Bakken Midstream	11	32	25	59
Corporate, Interest and Other	(75)	(83)	(147)	(172)

Net income (loss) from continuing operations	(392)	(553)	(901)	(929)
Discontinued operations	—	(14)	—	(27)

Net income (loss) attributable to Hess Corporation	$(392)	$(567)	$(901)	$(956)

Net income (loss) per common share (diluted)	$(1.29)	$(1.99)	$(3.00)	$(3.37)

Adjusted Net Income (Loss) Attributable to Hess Corporation (a)
Exploration and Production	$(271)	$(96)	$(722)	$(317)
Bakken Midstream	11	32	25	59
Corporate, Interest and Other	(75)	(83)	(147)	(168)

Adjusted net income (loss) from continuing operations	(335)	(147)	(844)	(426)
Discontinued operations	—	—	—	—

Adjusted net income (loss) attributable to Hess Corporation	$(335)	$(147)	$(844)	$(426)

Adjusted net income (loss) per common share (diluted)	$(1.10)	$(0.52)	$(2.81)	$(1.50)

Weighted average number of shares (diluted)	313.2	284.3	306.5	283.9

(a)	Adjusted net income (loss) attributable to Hess Corporation excludes items affecting comparability summarized on page 6. A reconciliation of net income (loss) attributable to Hess Corporation to adjusted net income (loss) attributable to Hess Corporation is provided on page 7.

Exploration and Production:

The Exploration and Production net loss in the second quarter of 2016 was $328 million compared to a net loss of $502 million in the prior-year quarter. On an adjusted basis, the second quarter 2016 adjusted net loss was $271 million compared to $96 million in the prior-year quarter.

The Corporation’s average realized crude oil selling price was $41.95 per barrel in the second quarter of 2016, down 25 percent from $55.83 per barrel in the year-ago quarter, including the effect of hedging. The average realized natural gas liquids selling price in the second quarter of 2016 was $9.03 per barrel compared to $11.06 per barrel in the prior-year quarter while the average realized natural gas selling price was $3.58 per mcf, down from $4.49 per mcf in the second quarter of 2015.

Net production in the second quarter of 2016 was 313,000 boepd compared to pro forma net production, which excludes assets sold, of 386,000 boepd in the second quarter of 2015. The decrease in production volumes resulted from unplanned downtime due to subsurface safety valve failures at the Tubular Bells Field and a mechanical issue at one well in the Conger Field, both in the Gulf of Mexico, and planned facility downtime at several offshore fields including the Tubular Bells Field and the Valhall Field in Norway. In addition, volumes decreased in the Bakken shale play and Equatorial Guinea due to lower investment levels, as well as the Malaysia/Thailand Joint Development Area primarily due to lower entitlement, which were partially offset by production growth from the Utica shale play.

For the full year 2016, net production is projected to be 315,000 boepd to 325,000 boepd. The decline from our previous guidance of 330,000 boepd to 350,000 boepd primarily reflects unplanned downtime at two Gulf of Mexico fields. At the Tubular Bells Field two wells were shut-in for an extended period in the first half of 2016 due to defective subsurface safety valves. The defective valves have been replaced. In July at the Tubular Bells Field, a subsurface safety valve in a third well failed and is expected to be remediated in the fourth quarter. Full year production is also impacted by a mechanical issue at a well at the Conger Field, which is expected to be remediated in the fourth quarter. The full year impact of these temporary mechanical issues is expected to be approximately 20,000 boepd in 2016.

Operational Highlights for the Second Quarter of 2016:

Bakken (Onshore U.S.): Net production from the Bakken was 106,000 boepd compared to 119,000 boepd in the prior-year quarter due to a reduced drilling program. The Corporation operated an average of three rigs in the quarter and brought 26 gross operated wells on production. Drilling and completion costs averaged $4.8 million per operated well in the second quarter, down 14 percent from the year-ago quarter, while increasing our standard well design to a 50-stage completion from the previous 35-stage completion design.

Gulf of Mexico (Offshore U.S.): Net production from the Gulf of Mexico was 54,000 boepd compared to 84,000 boepd in the prior-year quarter primarily as a result of unplanned well downtime and extended planned shut-downs on third-party hosted production facilities at the Tubular Bells Field (Hess 57 percent) and the Conger Field (Hess 38 percent). Drilling and construction of production facilities at the Hess operated Stampede development project (Hess 25 percent) continued on schedule with first production targeted for 2018. Due to the current price environment and the limited time remaining on the leases, the Company chose not to pursue the project at the non-operated Sicily exploration prospect (Hess 25 percent) where hydrocarbons were encountered. Costs of both wells drilled at Sicily were expensed in the quarter.

Valhall (Offshore Norway): Net production from the Valhall Field (Hess 64 percent) averaged 19,000 boepd in the second quarter of 2016, down from 35,000 boepd in the year-ago quarter, as a result of a planned maintenance shutdown.

North Malay Basin (Offshore): Net production from the Early Production System in the North Malay Basin (Hess 50 percent) averaged 6,000 boepd in the second quarter of 2016. Progress continues on Full Field Development with first gas projected in 2017. During the quarter, three wellhead platforms were installed and the Phase 1 development drilling campaign remains on schedule with eight out of eleven planned wells now drilled.

Guyana (Offshore): On the Stabroek Block (Hess 30 percent), the operator, Esso Exploration and Production Guyana Limited, completed drilling of the Liza #2 well. The well reached a total depth of 17,963 feet and encountered more than 190 feet of oil-bearing sandstone reservoirs in Upper Cretaceous formations. The results confirm a world-class oil discovery with estimated gross recoverable resource for the Liza discovery of between 800 million and 1.4 billion barrels of oil equivalent. The operator is currently drilling the Skipjack exploration well, which is a separate prospect 25 miles northwest of the Liza discovery.

Bakken Midstream:

The Corporation’s share of Bakken Midstream segment net income was $11 million in the second quarter of 2016 compared to $32 million in the prior-year quarter, which primarily reflects the sale of a 50 percent interest in the Bakken Midstream segment on July 1, 2015.

Capital and Exploratory Expenditures:

Exploration and Production capital and exploratory expenditures were $485 million in the second quarter of 2016 down 52 percent from $1,006 million in the prior-year quarter reflecting reduced activities in response to the weak commodity price environment. Bakken Midstream capital expenditures were $67 million compared to $65 million in the year-ago quarter.

Exploration and Production capital and exploratory expenditures are now projected to be approximately $2.1 billion for the full year of 2016, down 48 percent from 2015, and $300 million lower than our previous guidance. The reduced spending reflects certain deferred activity and the Corporation’s continuing efforts to apply Lean principles to reduce costs and improve operating efficiencies across our portfolio. Bakken Midstream capital expenditures for 2016 are estimated to be $290 million which is down from previous guidance of $340 million.

Liquidity:

Net cash provided by operating activities before changes in operating assets and liabilities was $257 million in the second quarter of 2016 compared to $729 million in the year-ago quarter. At June 30, 2016, the Corporation had cash and cash equivalents of $3,095 million and total debt, excluding the Bakken Midstream, of $5,868 million. The Corporation’s debt to capitalization ratio, excluding Bakken Midstream, was 23.5 percent at June 30, 2016.

Items Affecting Comparability of Earnings Between Periods:

The following table reflects the total after-tax income (expense) of items affecting comparability of earnings between periods:

	Three Months Ended		Six Months Ended
	June 30,		June 30,
	(unaudited)		(unaudited)
	2016	2015	2016	2015
	(In millions)
Exploration and Production	$(57)	$(406)	$(57)	$(499)
Bakken Midstream	—	—	—	—
Corporate, Interest and Other	—	—	—	(4)
Discontinued operations	—	(14)	—	(27)

Total items affecting comparability of earnings between periods	$(57)	$(420)	$(57)	$(530)

Second quarter 2016 Exploration and Production results include an after-tax charge of $52 million ($83 million pre-tax) to write-off the Sicily #1 exploration well completed in 2015, based on the Company’s decision in the second quarter of 2016 to exit the project. In addition, second quarter 2016 Exploration and Production results include an after-tax charge of $22 million ($36 million pre-tax) associated with the termination of a drilling rig contract and an after-tax gain of $17 million ($27 million pre-tax) related to the sale of undeveloped acreage, onshore United States.

Second quarter 2015 Exploration and Production results include a nontaxable goodwill impairment charge of $385 million and other after-tax charges totaling $21 million ($21 million pre-tax).

Reconciliation of U.S. GAAP to Non-GAAP measures:

The following table reconciles reported net income (loss) attributable to Hess Corporation and adjusted net income (loss):

	Three Months Ended June 30,		Six Months Ended June 30,
	(unaudited)		(unaudited)
	2016	2015	2016	2015
	(In millions)
Net income (loss) attributable to Hess Corporation	$(392)	$(567)	$(901)	$(956)
Less: Total items affecting comparability of earnings between periods	(57)	(420)	(57)	(530)

Adjusted net income (loss) attributable to Hess Corporation	$(335)	$(147)	$(844)	$(426)

The following table reconciles reported net cash provided by (used in) operating activities to cash provided by continuing operating activities before changes in operating assets and liabilities:

	Three Months Ended June 30,		Six Months Ended June 30,
	(unaudited)		(unaudited)
	2016	2015	2016	2015
	(In millions)
Cash provided by continuing operating activities before changes in operating assets and liabilities	$257	$729	$405	$1,211
Changes in operating assets and liabilities	(60)	(79)	(268)	(114)

Cash provided by (used in) continuing operating activities	197	650	137	1,097

Cash used in discontinued operating activities	—	(10)	—	(21)

Net cash provided by (used in) operating activities	$197	$640	$137	$1,076

Hess Corporation will review second quarter financial and operating results and other matters on a webcast at 10 a.m. today. For details about the event, refer to the Investor Relations section of our website at www.hess.com.

Hess Corporation is a leading global independent energy company engaged in the exploration and production of crude oil and natural gas. More information on Hess Corporation is available at www.hess.com.

Forward-looking Statements

Certain statements in this release may constitute “forward-looking statements” within the meaning of Section 21E of the United States Securities Exchange Act of 1934, as amended, and Section 27A of the United States Securities Act of 1933, as amended. Forward-looking statements are subject to known and unknown risks and uncertainties and other factors which may cause actual results to differ materially from those expressed or implied by such statements, including, without limitation, uncertainties inherent in the measurement and interpretation of geological, geophysical and other technical data. Estimates and projections contained in this release are based on the Company’s current understanding and assessment based on reasonable assumptions. Actual results may differ materially from these estimates and projections due to certain risk factors discussed in the Corporation’s periodic filings with the Securities and Exchange Commission and other factors.

Non-GAAP financial measures

The Corporation has used non-GAAP financial measures in this earnings release. “Adjusted net income (loss)” presented in this release is defined as reported net income (loss) attributable to Hess Corporation excluding items identified as affecting comparability of earnings between periods. “Net cash provided by operating activities before changes in operating assets and liabilities” is defined as Cash provided by operating activities excluding changes in operating assets and liabilities. Management uses adjusted net income (loss) to evaluate the Corporation’s operating performance and believes that investors’ understanding of our performance is enhanced by disclosing this measure, which excludes certain items that management believes are not directly related to ongoing operations and are not indicative of future business trends and operations. Management believes that net cash provided by operating activities before changes in operating assets and liabilities demonstrates the company’s ability to internally fund capital expenditures, pay dividends and service debt. These measures are not, and should not be viewed as, a substitute for U.S. GAAP net income (loss) or net cash provided by operating activities. A reconciliation of reported net income (loss) attributable to Hess Corporation (U.S. GAAP) to adjusted net income (loss) as well as a reconciliation of net cash provided by (used in) operating activities (U.S. GAAP) to net cash provided by operating activities before changes in operating assets and liabilities are provided in the release.

Cautionary Note to Investors

We use certain terms in this release relating to resources other than proved reserves, such as unproved reserves or resources. Investors are urged to consider closely the oil and gas disclosures in Hess’ Form 10-K, File No. 1-1204, available from Hess Corporation, 1185 Avenue of the Americas, New York, New York 10036 c/o Corporate Secretary and on our website at www.hess.com. You can also obtain this form from the SEC on the EDGAR system.

For Hess Corporation

Investor Contact:

Jay Wilson

(212) 536-8940

Media Contact:

Michael Henson/Patrick Scanlan

Sard Verbinnen & Co

(212) 687-8080

HESS CORPORATION AND CONSOLIDATED SUBSIDIARIES

SUPPLEMENTAL FINANCIAL DATA (UNAUDITED)

(IN MILLIONS)

	Second	Second	First
	Quarter	Quarter	Quarter
	2016	2015	2016
Income Statement
Revenues and non-operating income
Sales and other operating revenues	$1,224	$1,953	$973
Other, net	45	(18)	20

Total revenues and non-operating income	1,269	1,935	993

Costs and expenses
Cost of products sold (excluding items shown separately below)	277	356	189
Operating costs and expenses	455	503	436
Production and severance taxes	28	45	19
Exploration expenses, including dry holes and lease impairment	199	90	132
General and administrative expenses	106	151	98
Interest expense	85	86	85
Depreciation, depletion and amortization	797	1,028	868
Impairments	—	385	—

Total costs and expenses	1,947	2,644	1,827

Income (loss) from continuing operations before income taxes	(678)	(709)	(834)
Provision (benefit) for income taxes	(305)	(156)	(346)

Income (loss) from continuing operations	(373)	(553)	(488)
Income (loss) from discontinued operations, net of income taxes	—	(14)	—

Net income (loss)	(373)	(567)	(488)
Less: Net income (loss) attributable to noncontrolling interests	19	—	21

Net income (loss) attributable to Hess Corporation	(392)	(567)	(509)
Less: Preferred stock dividends	12	—	6

Net income (loss) applicable to Hess Corporation common stockholders	$(404)	$(567)	$(515)

HESS CORPORATION AND CONSOLIDATED SUBSIDIARIES

SUPPLEMENTAL FINANCIAL DATA (UNAUDITED)

(IN MILLIONS)

	Six Months Ended June 30,
	2016	2015
Income Statement
Revenues and non-operating income
Sales and other operating revenues	$2,197	$3,491
Other, net	65	(6)

Total revenues and non-operating income	2,262	3,485

Costs and expenses
Cost of products sold (excluding items shown separately below)	466	634
Operating costs and expenses	891	1,009
Production and severance taxes	47	81
Exploration expenses, including dry holes and lease impairment	331	359
General and administrative expenses	204	298
Interest expense	170	171
Depreciation, depletion and amortization	1,665	1,984
Impairments	—	385

Total costs and expenses	3,774	4,921

Income (loss) from continuing operations before income taxes	(1,512)	(1,436)
Provision (benefit) for income taxes	(651)	(507)

Income (loss) from continuing operations	(861)	(929)
Income (loss) from discontinued operations, net of income taxes	—	(27)

Net income (loss)	(861)	(956)
Less: Net income (loss) attributable to noncontrolling interests	40	—

Net income (loss) attributable to Hess Corporation	(901)	(956)
Less: Preferred stock dividends	18	—

Net income (loss) applicable to Hess Corporation common stockholders	$(919)	$(956)

HESS CORPORATION AND CONSOLIDATED SUBSIDIARIES

SUPPLEMENTAL FINANCIAL DATA (UNAUDITED)

(IN MILLIONS)

	June 30,	December 31,
	2016	2015
Balance Sheet Information
Cash and cash equivalents	$3,095	$2,716
Other current assets	1,536	1,688
Property, plant and equipment – net	25,769	26,352
Other long-term assets	3,834	3,401

Total assets	$34,234	$34,157

Current maturities of long-term debt	$102	$86
Other current liabilities	2,037	2,542
Long-term debt	6,450	6,506
Other long-term liabilities	4,471	4,622
Total equity excluding other comprehensive income (loss)	21,618	21,050
Accumulated other comprehensive income (loss)	(1,499)	(1,664)
Noncontrolling interests	1,055	1,015

Total liabilities and equity	$34,234	$34,157

	June 30,	December 31,
	2016	2015
Total Debt
Hess	$5,868	$5,888
Bakken Midstream (a)	684	704

Hess Consolidated	$6,552	$6,592

(a)	Bakken Midstream debt is non-recourse to Hess Corporation.

HESS CORPORATION AND CONSOLIDATED SUBSIDIARIES

SUPPLEMENTAL FINANCIAL DATA (UNAUDITED)

(IN MILLIONS)

	Second	Second	First
	Quarter	Quarter	Quarter
	2016	2015	2016
Cash Flow Information
Cash Flows from Operating Activities
Net income (loss)	$(373)	$(567)	$(488)
Adjustments to reconcile net income (loss) to net cash provided by (used in) operating activities
(Gains) losses on asset sales, net	(27)	—	—
Depreciation, depletion and amortization	797	1,028	868
Exploratory dry hole costs	133	7	85
Exploration lease impairment	15	24	9
Impairments	—	385	—
Stock compensation expense	22	25	25
Provision (benefit) for deferred income taxes and other tax accruals	(310)	(187)	(351)
(Income) loss from discontinued operations, net of income taxes	—	14	—

Cash provided by operating activities before changes in operating assets and liabilities	257	729	148
Changes in operating assets and liabilities	(60)	(79)	(208)

Cash provided by (used in) continuing operating activities	197	650	(60)
Cash provided by (used in) discontinued operating activities	—	(10)	—

Net cash provided by (used in) operating activities	197	640	(60)

Cash Flows from Investing Activities
Additions to property, plant and equipment - E&P	(547)	(1,063)	(568)
Additions to property, plant and equipment - Bakken Midstream	(68)	(49)	(52)
Proceeds from asset sales	80	—	—
Other, net	8	(3)	7

Cash provided by (used in) continuing investing activities	(527)	(1,115)	(613)
Cash provided by (used in) discontinued investing activities	—	—	—

Net cash provided by (used in) investing activities	(527)	(1,115)	(613)

Cash Flows from Financing Activities
Debt with maturities of greater than 90 days
Borrowings	—	—	5
Repayments	(43)	(17)	(17)
Proceeds from issuance of preferred stock	—	—	557
Proceeds from issuance of common stock	—	—	1,087
Common stock acquired and retired	—	(11)	—
Cash dividends paid	(89)	(72)	(80)
Other, net	—	—	(38)

Cash provided by (used in) continued financing activities	(132)	(100)	1,514
Cash provided by (used in) discontinued financing activities	—	—	—

Net cash provided by (used in) financing activities	(132)	(100)	1,514

Net Increase (Decrease) in Cash and Cash Equivalents	(462)	(575)	841
Cash and Cash Equivalents at Beginning of Period	3,557	1,506	2,716

Cash and Cash Equivalents at End of Period	$3,095	$931	$3,557

Additions to Property, plant and equipment included within Investing activities:
Capital expenditures incurred	$(501)	$(1,013)	$(540)
Increase (decrease) in related liabilities	(114)	(99)	(80)

Additions to Property, plant and equipment	$(615)	$(1,112)	$(620)

HESS CORPORATION AND CONSOLIDATED SUBSIDIARIES

SUPPLEMENTAL FINANCIAL DATA (UNAUDITED)

(IN MILLIONS)

	Six Months Ended June 30,
	2016	2015
Cash Flow Information
Cash flows From Operating Activities
Net income (loss)	$(861)	$(956)
Adjustments to reconcile net income (loss) to net cash provided by (used in) operating activities (Gains) losses on asset sales, net	(27)	—
Depreciation, depletion and amortization	1,665	1,984
Exploratory dry hole costs	218	176
Exploration lease impairment	24	78
Impairments	—	385
Stock compensation expense	47	51
Provision (benefit) for deferred income taxes and other tax accruals	(661)	(534)
(Income) loss from discontinued operations, net of income taxes	—	27

Cash provided by operating activities before changes in operating assets and liabilities	405	1,211
Changes in operating assets and liabilities	(268)	(114)

Cash provided by (used in) continuing operating activities	137	1,097
Cash provided by (used in) discontinued operating activities	—	(21)

Net cash provided by (used in) operating activities	137	1,076

Cash Flows from Investing Activities
Additions to property, plant and equipment—E&P	(1,115)	(2,314)
Additions to property, plant and equipment—Bakken Midstream	(120)	(109)
Proceeds from asset sales	80	—
Other, net	15	(13)

Cash provided by (used in) continuing investing activities	(1,140)	(2,436)
Cash provided by (used in) discontinued investing activities	—	95

Net cash provided by (used in) investing activities	(1,140)	(2,341)

Cash Flows from Financing Activities
Debt with maturities of greater than 90 days
Borrowings	5	—
Repayments	(60)	(34)
Proceeds from issuance of preferred stock	557	—
Proceeds from issuance of common stock	1,087	—
Common stock acquired and retired	—	(78)
Cash dividends paid	(169)	(144)
Other, net	(38)	8

Cash provided by (used in) continued financing activities	1,382	(248)
Cash provided by (used in) discontinued financing activities	—	—

Net cash provided by (used in) financing activities	1,382	(248)

Net Increase (Decrease) in Cash and Cash Equivalents	379	(1,513)
Cash and Cash Equivalents at Beginning of Year	2,716	2,444

Cash and Cash Equivalents at End of Period	$3,095	$931

Additions to Property, plant and equipment included within Investing activities:
Capital expenditures incurred	$(1,041)	$(2,250)
Increase (decrease) in related liabilities	(194)	(173)

Additions to Property, plant and equipment	$(1,235)	$(2,423)

HESS CORPORATION AND CONSOLIDATED SUBSIDIARIES

SUPPLEMENTAL FINANCIAL DATA (UNAUDITED)

(IN MILLIONS)

	Second	Second	First
	Quarter	Quarter	Quarter
	2016	2015	2016
Capital and Exploratory Expenditures
E&P Capital and exploratory expenditures
United States
Bakken	$88	$331	$116
Other Onshore	22	110	22

Total Onshore	110	441	138
Offshore	168	188	205

Total United States	278	629	343

Europe	14	82	48
Africa	—	58	3
Asia and other	193	237	150

E&P Capital and exploratory expenditures	$485	$1,006	$544

Total exploration expenses charged to income included above	$51	$58	$39

Bakken Midstream Capital expenditures	$67	$65	$35

	Six Months Ended June 30,
	2016	2015
Capital and Exploratory Expenditures
E&P Capital and exploratory expenditures
United States
Bakken	$204	$765
Other Onshore	44	190

Total Onshore	248	955
Offshore	373	467

Total United States	621	1,422

Europe	62	197
Africa	3	146
Asia and other	343	485

E&P Capital and exploratory expenditures	$1,029	$2,250

Total exploration expenses charged to income included above	$90	$105

Bakken Midstream Capital expenditures	$102	$105

HESS CORPORATION AND CONSOLIDATED SUBSIDIARIES

EXPLORATION AND PRODUCTION EARNINGS DATA (UNAUDITED)

(IN MILLIONS)

	Second Quarter 2016
	United States		International	Total
Income Statement
Total revenues and non-operating income
Sales and other operating revenues	$752		$472	$1,224
Other, net	22		15	37

Total revenues and non-operating income	774		487	1,261

Costs and expenses
Cost of products sold (excluding items shown separately below) (a)	230		57	287
Operating costs and expenses	230		179	409
Production and severance taxes	27		1	28
Bakken Midstream tariffs	109		—	109
Exploration expenses, including dry holes and lease impairment	164		35	199
General and administrative expenses	54		6	60
Depreciation, depletion and amortization	497		273	770

Total costs and expenses	1,311		551	1,862

Results of operations before income taxes	(537)		(64)	(601)
Provision (benefit) for income taxes	(203)		(70)	(273)

Net income (loss) attributable to Hess Corporation	$(334)		$6	$(328)

	Second Quarter 2015
	United States		International	Total
Income Statement
Total revenues and non-operating income
Sales and other operating revenues	$1,259		$694	$1,953
Other, net	(13)		(4)	(17)

	1,246		690	1,936

Costs and expenses
Cost of products sold (excluding items shown separately below) (a)	382		4	386
Operating costs and expenses	181		254	435
Production and severance taxes	44		1	45
Bakken Midstream tariffs	116		—	116
Exploration expenses, including dry holes and lease impairment	48		42	90
General and administrative expenses	79		18	97
Depreciation, depletion and amortization	609		395	1,004
Impairments	385		—	385

Total costs and expenses	1,844		714	2,558

Results of operations before income taxes	(598)		(24)	(622)
Provision (benefit) for income taxes	(69)		(51)	(120)

Net income (loss) attributable to Hess Corporation	$(529	)(b)	$27 (c)	$(502)

(a)	Includes amounts charged from the Bakken Midstream.
(b)	After-tax results from crude oil hedging activities amounted to realized losses of $1 million and unrealized gains of $3 million.
(c)	After-tax results from crude oil hedging activities amounted to realized losses of $8 million and unrealized losses of $16 million.

HESS CORPORATION AND CONSOLIDATED SUBSIDIARIES

EXPLORATION AND PRODUCTION EARNINGS DATA (UNAUDITED)

(IN MILLIONS)

	First Quarter 2016
	United States	International	Total
Income Statement
Total revenues and non-operating income
Sales and other operating revenues	$599	$374	$973
Other, net	6	4	10

Total revenues and non-operating income	605	378	983

Costs and expenses
Cost of products sold (excluding items shown separately below) (a)	184	12	196
Operating costs and expenses	221	170	391
Production and severance taxes	17	2	19
Bakken Midstream tariffs	112	—	112
Exploration expenses, including dry holes and lease impairment	108	24	132
General and administrative expenses	51	5	56
Depreciation, depletion and amortization	537	305	842

Total costs and expenses	1,230	518	1,748

Results of operations before income taxes	(625)	(140)	(765)
Provision (benefit) for income taxes	(241)	(73)	(314)

Net income (loss) attributable to Hess Corporation	$(384)	$(67)	$(451)

(a)	Includes amounts charged from the Bakken Midstream.

HESS CORPORATION AND CONSOLIDATED SUBSIDIARIES

EXPLORATION AND PRODUCTION EARNINGS DATA (UNAUDITED)

(IN MILLIONS)

	Six Months Ended June 30, 2016
	United States		International		Total
Income Statement
Total revenues and non-operating income
Sales and other operating revenues	$1,351		$846		$2,197
Other, net	28		19		47

Total revenues and non-operating income	1,379		865		2,244

Costs and expenses
Cost of products sold (excluding items shown separately below)(a)	414		69		483
Operating costs and expenses	451		349		800
Production and severance taxes	44		3		47
Bakken Midstream tariffs	221		—		221
Exploration expenses, including dry holes and lease impairment	272		59		331
General and administrative expenses	105		11		116
Depreciation, depletion and amortization	1,034		578		1,612

Total costs and expenses	2,541		1,069		3,610

Results of operations before income taxes	(1,162)		(204)		(1,366)
Provision (benefit) for income taxes	(444)		(143)		(587)

Net income (loss) attributable to Hess Corporation	$(718)		$(61)		$(779)

	Six Months Ended June 30, 2015
	United States		International		Total
Income Statement
Total revenues and non-operating income
Sales and other operating revenues	$2,196		$1,295		$3,491
Other, net	(20)		14		(6)

	2,176		1,309		3,485

Costs and expenses
Cost of products sold (excluding items shown separately below)(a)	726		(34)		692
Operating costs and expenses	394		484		878
Production and severance taxes	78		3		81
Bakken Midstream tariffs	218		—		218
Exploration expenses, including dry holes and lease impairment	84		275		359
General and administrative expenses	155		28		183
Depreciation, depletion and amortization	1,137		799		1,936
Impairments	385		—		385

Total costs and expenses	3,177		1,555		4,732

Results of operations before income taxes	(1,001)		(246)		(1,247)
Provision (benefit) for income taxes	(211)		(220)		(431)

Net income (loss) attributable to Hess Corporation	$(790	)(b)	$(26	)(c)	$(816)

(a)	Includes amounts charged from the Bakken Midstream.
(b)	After-tax results from crude oil hedging activities amounted to realized losses of $1 million and unrealized gains of $3 million.
(c)	After-tax results from crude oil hedging activities amounted to realized losses of $7 million and unrealized losses of $6 million.

HESS CORPORATION AND CONSOLIDATED SUBSIDIARIES

EXPLORATION AND PRODUCTION SUPPLEMENTAL OPERATING DATA (UNAUDITED)

	Second	Second	First
	Quarter	Quarter	Quarter
	2016	2015	2016
Net Production Per Day (in thousands)
Crude oil - barrels
United States
Bakken	69	85	73
Other Onshore	8	11	10

Total Onshore	77	96	83
Offshore	41	61	51

Total United States	118	157	134

Europe	26	39	35
Africa (a)	33	48	37
Asia	2	2	2

Total	179	246	208

Natural gas liquids - barrels
United States
Bakken	27	22	27
Other Onshore	12	12	13

Total Onshore	39	34	40
Offshore	4	6	6

Total United States	43	40	46

Europe	1	2	1

Total	44	42	47

Natural gas - mcf
United States
Bakken	59	71	67
Other Onshore	134	95	135

Total Onshore	193	166	202
Offshore	52	98	74

Total United States	245	264	276

Europe	40	41	45
Asia	254	312	250

Total	539	617	571

Barrels of oil equivalent	313	391	350

(a)	The Corporation sold its Algerian operations on December 31, 2015. Production was 5,000 bopd in the second quarter of 2015 in Algeria.

HESS CORPORATION AND CONSOLIDATED SUBSIDIARIES

EXPLORATION AND PRODUCTION SUPPLEMENTAL OPERATING DATA (UNAUDITED)

	Six Months Ended June 30,
	2016	2015
Net Production Per Day (in thousands)
Crude oil - barrels
United States
Bakken	71	82
Other Onshore	9	11

Total Onshore	80	93
Offshore	46	55

Total United States	126	148

Europe	30	38
Africa (a)	35	50
Asia	2	2

Total	193	238

Natural gas liquids - barrels
United States
Bakken	27	21
Other Onshore	12	10

Total Onshore	39	31
Offshore	5	6

Total United States	44	37

Europe	1	1

Total	45	38

Natural gas - mcf
United States
Bakken	63	65
Other Onshore	134	87

Total Onshore	197	152
Offshore	63	82

Total United States	260	234

Europe	43	39
Asia	252	324

Total	555	597

Barrels of oil equivalent	331	376

(a)	The Corporation sold its Algerian operations on December 31, 2015. Production was 5,000 bopd for the six months ended June 30, 2015 in Algeria.

HESS CORPORATION AND CONSOLIDATED SUBSIDIARIES

EXPLORATION AND PRODUCTION SUPPLEMENTAL OPERATING DATA (UNAUDITED)

	Second	Second	First
	Quarter	Quarter	Quarter
	2016	2015	2016
Sales Volumes Per Day (in thousands)
Crude oil - barrels	198	250	214
Natural gas liquids - barrels	44	42	47
Natural gas - mcf	539	617	571

Barrels of oil equivalent	332	395	356

Sales Volumes (in thousands)
Crude oil - barrels	18,053	22,729	19,449
Natural gas liquids - barrels	3,968	3,848	4,254
Natural gas - mcf	48,998	56,179	51,970

Barrels of oil equivalent	30,187	35,940	32,365

	Six Months Ended June 30,
	2016	2015
Sales Volumes Per Day (in thousands)
Crude oil - barrels	206	234
Natural gas liquids - barrels	45	38
Natural gas - mcf	555	596

Barrels of oil equivalent	344	372

Sales Volumes (in thousands)
Crude oil - barrels	37,502	42,436
Natural gas liquids - barrels	8,222	6,967
Natural gas - mcf	100,968	107,820

Barrels of oil equivalent	62,552	67,373

HESS CORPORATION AND CONSOLIDATED SUBSIDIARIES

EXPLORATION AND PRODUCTION SUPPLEMENTAL OPERATING DATA (UNAUDITED)

	Second	Second	First
	Quarter	Quarter	Quarter
	2016	2015	2016
Average Selling Prices
Crude oil - per barrel (including hedging)
United States
Onshore	$39.96	$50.33	$26.90
Offshore	40.15	57.82	27.02
Total United States	40.02	53.25	26.94
Europe	45.28	60.88	32.52
Africa	44.66	59.70	28.87
Asia	38.96	59.37	39.13
Worldwide	41.95	55.83	28.50
Crude oil - per barrel (excluding hedging)
United States
Onshore	$39.96	$50.54	$26.90
Offshore	40.15	57.82	27.02
Total United States	40.02	53.38	26.94
Europe	45.28	62.39	32.52
Africa	44.66	61.00	28.87
Asia	38.96	59.37	39.13
Worldwide	41.95	56.40	28.50
Natural gas liquids - per barrel
United States
Onshore	$8.34	$9.47	$6.87
Offshore	13.52	15.82	9.66
Total United States	8.84	10.46	7.20
Europe	19.23	27.53	16.24
Worldwide	9.03	11.06	7.44
Natural gas - per mcf
United States
Onshore	$1.30	$1.81	$1.20
Offshore	1.50	2.13	1.47
Total United States	1.34	1.93	1.27
Europe	3.74	7.35	4.59
Asia and other	5.70	6.27	5.58
Worldwide	3.58	4.49	3.42

HESS CORPORATION AND CONSOLIDATED SUBSIDIARIES

EXPLORATION AND PRODUCTION SUPPLEMENTAL OPERATING DATA (UNAUDITED)

	Six Months Ended June 30,
	2016	2015
Average Selling Prices
Crude oil - per barrel (including hedging)
United States
Onshore	$33.22	$44.85
Offshore	32.84	52.11
Total United States	33.08	47.56
Europe	37.39	57.42
Africa	38.31	56.54
Asia	39.11	56.85
Worldwide	34.97	50.99
Crude oil - per barrel (excluding hedging)
United States
Onshore	$33.22	$44.97
Offshore	32.84	52.11
Total United States	33.08	47.63
Europe	37.39	58.18
Africa	38.31	57.18
Asia	39.11	56.85
Worldwide	34.97	51.28
Natural gas liquids - per barrel
United States
Onshore	$7.59	$11.58
Offshore	11.34	15.77
Total United States	8.00	12.26
Europe	17.40	27.56
Worldwide	8.21	12.78
Natural gas - per mcf
United States
Onshore	$1.25	$1.93
Offshore	1.48	2.20
Total United States	1.31	2.03
Europe	4.19	7.63
Asia and other	5.64	6.11
Worldwide	3.50	4.61

HESS CORPORATION AND CONSOLIDATED SUBSIDIARIES

BAKKEN MIDSTREAM EARNINGS (UNAUDITED) AND OPERATING DATA

($ IN MILLIONS)

	Second	Second	First
	Quarter	Quarter	Quarter
	2016	2015	2016
Income Statement
Revenues and non-operating income
Total revenues and non-operating income	$119	$145	$119

Costs and expenses
Operating costs and expenses	46	68	45
General and administrative expenses	5	3	4
Depreciation, depletion and amortization	25	22	23
Interest expense	6	1	4

Total costs and expenses	82	94	76

Results of operations before income taxes	37	51	43
Provision (benefit) for income taxes	7	19	8

Net income (loss)	30	32	35
Less: Net income attributable to noncontrolling interests (a)	19	—	21

Net income (loss) attributable to Hess Corporation	$11	$32	$14

(a)	On July 1, 2015, the Corporation completed the sale of a 50 percent interest in its Bakken Midstream segment. Our partner’s 50 percent share of net income is presented as a noncontrolling interest charge in the Bakken Midstream income statements effective from the third quarter of 2015.

	Second	Second	First
	Quarter	Quarter	Quarter
	2016	2015	2016
Bakken Midstream - Operating Volumes (in thousands)
Processing
Tioga gas plant – mcf of natural gas per day	183	202	193
Export
Terminal throughput – bopd (a)	64	82	63
Tioga rail terminal crude loading – bopd (b)	39	51	33
Rail services – bopd (c)	30	44	29
Pipelines
Oil gathering – bopd	59	35	57
Gas gathering – mcf of natural gas per day	199	227	205

(a)	Volume of crude oil received at the Ramburg truck facility and transported through the Tioga rail terminal or third party pipelines.
(b)	Volume of crude oil loaded to Hess Midstream and third party rail cars at the Tioga rail terminal.
(c)	Volume of crude oil transported by Hess Midstream rail cars from the Tioga rail terminal and third party terminals.

HESS CORPORATION AND CONSOLIDATED SUBSIDIARIES

BAKKEN MIDSTREAM EARNINGS (UNAUDITED) AND OPERATING DATA

($ IN MILLIONS)

	Six Months Ended June 30,
	2016	2015
Income Statement
Revenues and non-operating income
Total revenues and non-operating income	$238	$275

Costs and expenses
Operating costs and expenses	91	131
General and administrative expenses	9	5
Depreciation, depletion and amortization	48	43
Interest expense	10	2

Total costs and expenses	158	181

Results of operations before income taxes	80	94
Provision (benefit) for income taxes	15	35

Net income (loss)	65	59
Less: Net income attributable to noncontrolling interests (a)	40	—

Net income (loss) attributable to Hess Corporation	$25	$59

(a)	On July 1, 2015, the Corporation completed the sale of a 50 percent interest in its Bakken Midstream segment. Our partner’s 50 percent share of net income is presented as a noncontrolling interest charge in the Bakken Midstream income statements effective from the third quarter of 2015.

	Six Months Ended June 30,
	2016	2015
Bakken Midstream - Operating Volumes (in thousands)
Processing
Tioga gas plant – mcf of natural gas per day	188	191
Export
Terminal throughput – bopd (a)	63	81
Tioga rail terminal crude loading – bopd (b)	36	51
Rail services – bopd (c)	30	42
Pipelines
Oil gathering – bopd	58	32
Gas gathering – mcf of natural gas per day	202	215

(a)	Volume of crude oil received at the Ramburg truck facility and transported through the Tioga rail terminal or third party pipelines.
(b)	Volume of crude oil loaded to Hess Midstream and third party rail cars at the Tioga rail terminal.
(c)	Volume of crude oil transported by Hess Midstream rail cars from the Tioga rail terminal and third party terminals.